Exhibit 99.1

Monthly Operating Report

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.		ACCRUAL BASIS

CASE NUMBER:	06-30602-BJH-11 Chapter 11	rwd, 1/05

JUDGE:	HOUSER

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: April 30, 2006

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ David A. Miller	Senior Vice President & Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

David A. Miller	May 31, 2006
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE

PRINTED NAME OF PREPARER	DATE

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Monthly Operating Report

LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.	ACCRUAL BASIS-1

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

COMPARATIVE BALANCE SHEET

			ALL DOLLAR AMOUNTS IN THOUSANDS
		SCHEDULE AMOUNT	MONTH April 30, 2006 (3)	MONTH March 31, 2006	MONTH February 28, 2006
ASSETS
1.	UNRESTRICTED CASH		12,463	14,496	12,764
2.	RESTRICTED CASH		20,132	20,060	20,000

3.	TOTAL CASH	$—	$32,595	$34,556	$32,764

4.	ACCOUNTS RECEIVABLE (NET)	0	166,166	163,397	168,646
5.	INVENTORY		24,402	23,579	23,935
6.	NOTES RECEIVABLE		0	0
7.	PREPAID EXPENSES		24,451	24,518	30,659
8.	OTHER (ATTACH LIST)		69,585	66,930	69,740

9.	TOTAL CURRENT ASSETS	$—	$317,199	$312,980	$325,744

10.	PROPERTY, PLANT & EQUIPMENT		80,981	81,178	81,027
11.	LESS: ACCUMULATED
	DEPRECIATION / DEPLETION		59,661	59,393	58,445
12.	NET PROPERTY, PLANT &
	EQUIPMENT	$—	$21,320	$21,785	$22,582
13.	DUE FROM INSIDERS		0	0	0
14.	OTHER ASSETS - NET OF
	AMORTIZATION (ATTACH LIST)		24,343	24,343	24,343
15.	OTHER (ATTACH LIST)		7,045	7,044	12,066

16.	TOTAL ASSETS	$—	$369,907	$366,152	$384,735

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		48,250	40,397	25,081
18.	TAXES PAYABLE		3,477	3,968	2,394
19.	NOTES PAYABLE		0	0	0
20.	PROFESSIONAL FEES		4,355	1,519	1,250
21.	SECURED DEBT (1)		0	0	0
22.	OTHER (ATTACH LIST)		62,325	54,200	43,121

23.	TOTAL POSTPETITION LIABILITIES	$—	$118,407	$100,084	$71,846

PREPETITION LIABILITIES
24.	SECURED DEBT		11	12	41
25.	PRIORITY DEBT (2)		41	6,361	32,762
26.	UNSECURED DEBT		253,192	258,418	257,425
27.	OTHER (ATTACH LIST)		19,246	18,680	22,050

28.	TOTAL PREPETITION LIABILITIES	$—	$272,490	$283,471	$312,278

29.	TOTAL LIABILITIES	$—	$390,897	$383,555	$384,124

EQUITY
30.	PREPETITION OWNERS’ EQUITY		$6,034	6,034	$6,014
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		(27,024)	(23,437)	($5,403)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)

33.	TOTAL EQUITY	$—	$(20,990)	$(17,403)	$611

34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$—	$369,907	$366,152	$384,735

(1)	The court has authorized debtor-in-possession financing from each of Bank of America, Chubb, Suretec and IBCS. However, there are no outstanding borrowings as of April 30, 2006.
(2)	Includes an estimate of outstanding priority claims attributable to goods received within 20 days of the petition date.
(3)	Does not include the effect of “fresh start” accounting as required under Statement of Position 90-7. The Company is evaluating what impact, if any, “fresh start” accounting will have on its financial position.

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Monthly Operating Report

LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.	ACCRUAL BASIS-1

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

COMPARATIVE BALANCE SHEET- Detail of “Other” Lines

		ALL DOLLAR AMOUNTS IN THOUSANDS
	SCHEDULE AMOUNT	MONTH April 2006	MONTH March 2006	MONTH February 2006
ASSETS
OTHER ASSETS, Current- Line 8
Retained Funds on Contracts		39,624	41,377	40,295
Contract Underbillings		26,570	22,447	24,808
Deferred Tax Asset, net of valuation allowance		2,319	2,319	2,312
Other Miscellaneous		1,072	787	2,325

Total Other Current Assets	$—	$69,585	$66,930	$69,740

OTHER ASSETS, Non-Current: Other Assets, Net of Amortization - Line 14
Goodwill		$24,343	$24,343	$24,343

Total Other Non-Current Assets, Net of Amortization	$—	$24,343	$24,343	$24,343

OTHER ASSETS: Non-Current Other Assets - Line 15
Investments		3,339	$3,339	$3,562
Deferred Financing Costs and other		389	388	5,203
Long Term Notes Receivable		1,985	1,985	1,969
Deferred Tax Asset, net of valuation allowance		1,332	1,332	1,332

Total Other Non-Current Assets	$—	$7,045	$7,044	$12,066

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Monthly Operating Report

LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.	ACCRUAL BASIS-2

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

COMPARATIVE BALANCE SHEET- Detail of “Other” Lines

		ALL DOLLAR AMOUNTS IN THOUSANDS
	SCHEDULE AMOUNT	MONTH April 2006	MONTH March 2006	MONTH February 2006
LIABILITIES
OTHER LIABILITIES: Post-Petition - Line 22
Accrued Compensation and Other Expenses		31,155	28,894	20,833
Contract Overbillings		29,072	23,250	21,049
Reserve for Contract Losses		2,098	2,056	1,239

Total Other Liabilities	$—	$62,325	$54,200	$43,121

OTHER LIABILITIES: Pre-Petition - Line 27
Accrued Compensation and Other Expenses		3,960	3,148	6,149
Reserve for Contract Losses		18	134	382
Deferred Tax Liabilities		15,268	15,519	15,519
Miscellaneous		0	(121)

Total Other Pre-Petition Liabilities	$—	$19,246	$18,680	$22,050

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Monthly Operating Report

LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.	ACCRUAL BASIS-2

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

INCOME STATEMENT

		ALL DOLLAR AMOUNTS IN THOUSANDS
		April 2006 (2)	March 2006 (2)	February 2006 (1)	QUARTER TOTAL
REVENUES
1.	GROSS REVENUES	81,888	85,179	38,799	205,865
2.	LESS: RETURNS & DISCOUNTS	0	0	0	0

3.	NET REVENUE	$81,888	$85,179	$38,799	$205,865

COST OF GOODS SOLD
4.	MATERIAL	34,760	40,424	18,619	93,802
5.	DIRECT LABOR	20,873	24,201	8,826	53,900
6.	DIRECT OVERHEAD	15,395	12,756	6,144	34,294
7.	TOTAL COST OF GOODS SOLD	$71,028	$77,381	$33,588	$181,997

8.	GROSS PROFIT	$10,860	$7,798	$5,211	$23,869

OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	253	253	127	634
10.	SELLING & MARKETING	606	493	165	1,263
11.	GENERAL & ADMINISTRATIVE	9,073	11,597	4,967	25,637
12.	RENT & LEASE	300	743	425	1,468
13.	OTHER (ATTACH LIST)	0	0	0	0
14.	TOTAL OPERATING EXPENSES	$10,232	$13,086	$5,683	$29,001

15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$628	$(5,288)	$(473)	$(5,133)

OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	172	0	82	254
17.	NON-OPERATING EXPENSE (ATT. LIST)	0	0	10	10
18.	INTEREST EXPENSE	464	(122)	821	1,163
19.	DEPRECIATION / DEPLETION	0	0	0	0
20.	AMORTIZATION	447	525	4,050	5,022
21.	OTHER (ATTACH LIST)	(32)	232	57	257

22.	NET OTHER INCOME & EXPENSES	$707	$635	$4,856	$6,197

REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	3,585	8,151	0	11,736
24.	U.S. TRUSTEE FEES	0	0	0	0
25.	OTHER (ATTACH LIST)	945	3,960	0	4,905
26.	TOTAL REORGANIZATION EXPENSES	$4,530	$12,111	$—	$16,641
27.	INCOME TAX	150		75	225

28.	NET PROFIT (LOSS)	$(4,759)	$(18,034)	$(5,403)	$(28,196)

(1)	Amounts for February 2006 are estimated for the period from the petition date of February 14, 2006 through the end of the month on February 28, 2006 (half of the month).
(2)	Amounts for April and March 2006 include activity for the entire month, respectively.

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Monthly Operating Report

LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.	ACCRUAL BASIS-2

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

INCOME STATEMENT

	ALL DOLLAR AMOUNTS IN THOUSANDS
	April 2006	March 2006	February 2006	QUARTER TOTAL
OTHER: Non-Operating Income - Line 16
Third Party Interest Income	172		74	246
Miscellaneous			8	8
				0

TOTAL OTHER: Non-Operating Income – Line 16	$172	$—	$82	$254

OTHER: Non-Operating Expense - Line 17
Miscellaneous	0		10	10
				0
				0
TOTAL OTHER: Non-Operating Expense - Line 17	$—	$—	$10	$10
OTHER: Income & Expense - Line 21
(Gain)/Loss on Sales of Asset	(32)	0	71	39
Debt & Entertech Adjustments	0	223		223
Other (Income) Expense		9	(14)	(5)
				0

TOTAL OTHER: Income & Expense - Line 21	$(32)	$232	$57	$257

REORGANIZATION EXPENSES- Line 25
Non-cash write-off of debt issuance costs,	0	3,960		3,960
debt discounts and premiums, and				0
embedded derivative liabilities.				0
Lease Termination Costs	$945			945

TOTAL REORGANIZATION EXPENSES- Line 25	$945	$3,960	$—	$4,905

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Monthly Operating Report

LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.	ACCRUAL BASIS-3

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

		ALL DOLLAR AMOUNTS IN THOUSANDS
		MONTH April 2006 (1)	MONTH March 2006 (1)	MONTH February 2006 (1)	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS

1.	CASH - BEGINNING OF MONTH	$34,556	$32,764	$39,842	$34,556

RECEIPTS FROM OPERATIONS

2.	CASH SALES	30	1,735	314	2,079

COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	20,166	44,930	65,174	130,270
4.	POSTPETITION	58,284	44,545	16,050	118,879

5.	TOTAL OPERATING RECEIPTS	$78,480	$91,210	$81,538	$251,228

NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	0	30	120	150
7.	SALE OF ASSETS	(1)	42	6	47
8.	OTHER (ATTACH LIST)	0	2,679	(404)	2,275

9.	TOTAL NON-OPERATING RECEIPTS	$(1)	$2,751	$(278)	$2,472

10.	TOTAL RECEIPTS	$78,479	$93,961	$81,260	$253,700

11.	TOTAL CASH AVAILABLE	$113,035	$126,725	$121,102	$288,256

OPERATING DISBURSEMENTS
12.	NET PAYROLL	17,926	21,523	19,944	59,393
13.	PAYROLL TAXES PAID	7,424	7,171	6,848	21,443
14.	SALES, USE & OTHER TAXES PAID	549	734	786	2,069
15.	SECURED / RENTAL / LEASES	1,124	888	1,219	3,231
16.	UTILITIES	310	445	257	1,012
17.	INSURANCE	1,158	1,327	1,555	4,040
18.	INVENTORY PURCHASES	26,215	21,728	32,260	80,203
19.	VEHICLE EXPENSES	1,361	1,258	1,214	3,833
20.	TRAVEL	264	285	195	744
21.	ENTERTAINMENT	121	193	149	463
22.	REPAIRS & MAINTENANCE	158	205	117	480
23.	SUPPLIES	498	314	511	1,323
24.	ADVERTISING	13	61	62	136
25.	OTHER (ATTACH LIST)	22,118	34,520	21,091	77,729

26.	TOTAL OPERATING DISBURSEMENTS	$79,239	$90,650	$86,208	$256,096

REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	1,201	1,519	2,130	4,850
28.	U.S. TRUSTEE FEES	0	0	0	0
29.	OTHER (ATTACH LIST)	0	0	0	0

30.	TOTAL REORGANIZATION EXPENSES	$1,201	$1,519	$2,130	$4,850

31.	TOTAL DISBURSEMENTS	$80,440	$92,168	$88,338	$260,946

32.	NET CASH FLOW	$(1,961)	$1,793	$(7,078)	$(7,246)

33.	CASH - END OF MONTH	$32,595	$34,556	$32,764	$27,310

(1)	Amounts represent the cash activity for the entire months of February, March, and April 2006.

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Monthly Operating Report

LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.	ACCRUAL BASIS-3

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

CASH RECEIPTS & DISBURSEMENTS

	ALL DOLLAR AMOUNTS IN THOUSANDS
	MONTH April 2006	MONTH March 2006	MONTH February 2006	QUARTER TOTAL
OTHER: Operating Disbursements - Line 25
Direct & Indirect Job Cost and Sub-Contract	23,529	24,561	11,070	59,160
Miscellaneous	(1,411)	1707	6555	6,851
Subcontract Cost		6,961	3,467	10,428
Employee Related Costs		340		340
Bank Sweep Activity		951		951
				0

Total for Line 16	$22,118	$34,520	$21,091	$77,729

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Monthly Operating Report

LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.	ACCRUAL BASIS-4

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

			ALL DOLLAR AMOUNTS IN THOUSANDS
			SCHEDULE AMOUNT	MONTH April 2006	MONTH MARCH 2006	MONTH FEBRUARY 2006
ACCOUNTS RECEIVABLE AGING
1.	0-30			104,232	98,840	101,707
2.	31-60			25,137	30,851	26,431
3.	61-90			12,071	11,820	12,321
4.	91+			28,870	26,205	31,492

5.	TOTAL ACCOUNTS RECEIVABLE		$—	$170,310	$167,716	$171,951

6.	AMOUNT CONSIDERED UNCOLLECTIBLE			4,144	$4,319	$3,305

7.	ACCOUNTS RECEIVABLE (NET)		$—	$166,166	$163,397	$168,646

AGING OF POSTPETITION TAXES AND PAYABLES					MONTH: April 2006

		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	1,734	0	0	0	1,734
2.	STATE	1,197	142	40	0	1,379
3.	LOCAL	259	1	0	0	260
4.	OTHER (ATTACH LIST)	104	0	0	0	104

5.	TOTAL TAXES PAYABLE	$3,294	$143	$40	$—	$3,477

						0

6.	ACCOUNTS PAYABLE	$45,066	$2,342	$527	$315	$48,250

STATUS OF POSTPETITION TAXES					MONTH: April 2006

			BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**		756	2,826	2,866	716
2.	FICA-EMPLOYEE**		261	1,980	1,860	381
3.	FICA-EMPLOYER**		309	1,979	1,862	427
4.	UNEMPLOYMENT		260	116	247	129
5.	INCOME		0	0	0	0
6.	OTHER (ATTACH LIST)		6	0	0	6

7.	TOTAL FEDERAL TAXES		$1,592	$6,901	$6,835	$1,658

STATE AND LOCAL
8.	WITHHOLDING		205	523	498	231
9.	SALES		677	514	592	599
10.	EXCISE		0	0	0	0
11.	UNEMPLOYMENT		1,024	309	874	459
12.	REAL PROPERTY		165	41	38	168
13.	PERSONAL PROPERTY		96	9	4	101
14.	OTHER (ATTACH LIST)		209	69	17	261

15.	TOTAL STATE & LOCAL		$2,376	$1,465	$2,022	$1,819

16.	TOTAL TAXES		$3,968	$8,366	$8,857	$3,477

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

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Monthly Operating Report

LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.	ACCRUAL BASIS-5

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH: April 2006

BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.	BANK:	Summary			TOTAL
B.	ACCOUNT NUMBER:	See Attached Schedule
C.	PURPOSE (TYPE):	IES Corporate	IES Subsidiaries
1.	BALANCE PER BANK STATEMENT	12,561	not available		$12,561
2.	ADD: TOTAL DEPOSITS NOT CREDITED	0	not available		$—
3.	SUBTRACT: OUTSTANDING CHECKS	1,673	not available		$1,673
4.	OTHER RECONCILING ITEMS	403	not available		$403
5.	MONTH END BALANCE PER BOOKS	$11,291	$(8,907)	$—	$2,384
6.	NUMBER OF LAST CHECK WRITTEN	See Attached Schedule

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.	Bank of America, 220-08522-1-4 EDW	2/2/2006	Money Market	$17	$17
8.	Bank of America, 249-00506-1-0 EDW*	2/3/2006	Money Market	20,000	20,000
9.	Bank of America, 249-00506-1-0 EDW*	3/1/2006	Money Market	60	60
10.	Bank of America, Liquidity Management Account, 3756665754	4/14/2006	Columbia Treasury Reserves	13	13
11.	Bank of America, Liquidity Management Account, 3756665754	4/18/2006	Columbia Treasury Reserves	5,999	5,999
12.	Bank of America, Liquidity Management Account, 3756665754	4/21/2006	Columbia Treasury Reserves	1,450	1,450
13.	Bank of America, Liquidity Management Account, 3756665754	4/24/2006	Columbia Treasury Reserves	1,896	1,896
14.	Bank of America, Liquidity Management Account, 3756665754	4/25/2006	Columbia Treasury Reserves	776	776
15.	TOTAL INVESTMENTS			$30,211	$30,211
CASH
16.	CURRENCY ON HAND / DEPOSIT IN TRANSIT

17.	TOTAL CASH - END OF MONTH				$32,595

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.

CASE NUMBER: 06-30602-BJH-11 Chapter 11

MOR_5 SUPPORT

BANK RECONCILIATIONS - ACCOUNTS 1 - 11

		Account closed Account #1	Account #2	Account #3	Account #4	Account #5	Account #6	Account #7	Account #8	Account #9	Account #10	Account #11
A.	BANK:	Bank of America	Bank of America	Bank of America	Bank of America	First American	First American	Amegy	Wells Fargo	Regions Bank	LaSalle	Bank of America
B.	ACCOUNT NUMBER:	0013-9000-0887	0013-9001-2079	375-666-2809	375-666-5754	331-276-202	335-519-729	316-474	494-507-3211	78-8700-0154	5800384397	4426201230
C.	PURPOSE (TYPE):	Master Concentration	A/P Account	Business Capital	Operating Acct	Master Concentration	P/R Tax Escrow	Master Concentration	Master Concentration	Master Concentration	Master Concentration	Payroll	Total
1.	BALANCE PER BANK STATEMENT	$0	$0	$5,862	$20	$14	$4,012	$515	$128	$161	$90	$0	$10,802
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0		$0							$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0	$0	$0		$0							$0
4.	OTHER RECONCILING ITEMS	$0	$1	$0	$(211)	$15	$12	$9				$(97)	$(271)
5.	MONTH END BALANCE PER BOOKS	$0	$1	$5,862	$(191)	$29	$4,024	$524	$128	$161	$90	$(97)	$10,531
6.	NUMBER OF LAST CHECK WRITTEN	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

BANK RECONCILIATIONS - ACCOUNTS 12 - 22

		Account #12	Account #13	Account #14	Account #15	Account closed Account #16	Account #17	Account #18	Account #19	Account closed Account #20
A.	BANK:	JP Morgan Chase	Wachovia	US Bank	JP Morgan Chase	Bank of America	JP Morgan Chase	JPM Chase	Bank of America	Bank of America
B.	ACCOUNT NUMBER:	601-854-714	2000-0140- 45185	4346-84- 7728	323-297-692	139-000-0890	601-854-698	601-854-706	442-620-1256	0013- 9000- 0900
C.	PURPOSE (TYPE):	A/P	Master Concentration	Master Concentration	Master Concentration	A/P (Closed)	A/P Account (ZBA)	A/P Account (ZBA)	Payroll (ZBA)	Payroll (ZBA)	Total
1.	BALANCE PER BANK STATEMENT	$0	$844	$816	$99	$0	$0	$0	$0	$0	$1,759
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0					$0				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$1,561					$37	$74		$1	$1,673
4.	OTHER RECONCILING ITEMS	$642				$(7)	$8		$70	$(39)	$674
5.	MONTH END BALANCE PER BOOKS	$(919)	$844	$816	$99	$(7)	$(29)	$(74)	$70	$(40)	$760
6.	NUMBER OF LAST CHECK WRITTEN	14464	n/a	n/a	n/a	n/a	7265	3315	n/a	n/a	n/a

BANK RECONCILIATIONS - ALL ACCOUNTS

		TOTAL
A.	BANK:
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	$12,561
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0
3.	SUBTRACT: OUTSTANDING CHECKS	$1,673
4.	OTHER RECONCILING ITEMS	$403
5.	MONTH END BALANCE PER BOOKS	$11,291
6.	NUMBER OF LAST CHECK WRITTEN	see support

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.	Bank of America, 220-08522-1-4 EDW	2/2/2006	Money Market	$17	$17
8.	Bank of America, 249-00506-1-0 EDW*	2/3/2006	Money Market	$20,000	$20,000
9.	Bank of America, 249-00506-1-0 EDW*	3/1/2006	Money Market	$60	$60
9.	Bank of America, Liquidity Management Account, 3756665754	4/14/2006	Columbia Treasury Reserves	$13	$13
10.	Bank of America, Liquidity Management Account, 3756665754	4/18/2006	Columbia Treasury Reserves	$5,999	$5,999
8.	Bank of America, Liquidity Management Account, 3756665754	4/21/2006	Columbia Treasury Reserves	$1,450	$1,450
9.	Bank of America, Liquidity Management Account, 3756665754	4/24/2006	Columbia Treasury Reserves	$1,896	$1,896
10.	Bank of America, Liquidity Management Account, 3756665754	4/25/2006	Columbia Treasury Reserves	$776	$776

11.	TOTAL INVESTMENTS			$30,211	$30,211

CASH
12.	CURRENCY ON HAND / DEPOSIT IN TRANSIT				$0

13.	TOTAL CASH - END OF MONTH				$41,502

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.	Monthly Operating Report

CASE NUMBER: 06-30602-BJH-11 Chapter 11	ACCRUAL BASIS-6

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MONTH: April 2006

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

SECTION 1- PAYMENTS TO INSIDERS- CORPORATE TO COMPLETE

	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See attached schedule	Salary	237	592
2.	See attached schedule	Auto Allowance	14	34
3.	See attached schedule	Executive Disability	0	1
4.	See attached schedule	401 (k) Match	3	7
5.
6.	TOTAL PAYMENTS

	TO INSIDERS		$253	$634

SECTION 2 - PAYMENTS TO PROFESSIONALS- CORPORATE TO COMPLETE

	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See attached schedule	03/13/06	see schedule	1,201	1,801	$4,452
2.
3.
4.
5.
6.	TOTAL PAYMENTS

	TO PROFESSIONALS		$—	$1,201	$1,801	$4,452

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

SECTION 3- POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	N/A - no schedule of liabilities for filing
2.
3.
4.
5.
6.	TOTAL	$—	$—	$—

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.

CASE NUMBER: 06-30602-BJH-11 Chapter 11

Monthly Operating Report- Accrual Basis- Report 6 - Insider Payment Detail ($000’s)

INSIDER 1 PAYMENTS

	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID MTD
1	Cyrus B. Snyder	Salary	20.8	52.1
	Cyrus B. Snyder	Auto Allowance	1.5	3.8

2	Richard C. Humphrey	Salary	25.0	62.5
	Richard C. Humphrey	Auto Allowance	1.5	3.8
	Richard C. Humphrey	Executive Disability	0.3	0.7
	Richard C. Humphrey	401(k) Match	0.4	1.0

3	David A. Miller	Salary	22.9	57.3
	David A. Miller	Auto Allowance	1.5	3.8
	David A. Miller	Executive Disability	0.2	0.5
	David A. Miller	401(k) Match	0.3	0.9

4	Curtlon L. Warnock	Salary	18.8	46.9
	Curtlon L. Warnock	Auto Allowance	1.5	3.8
	Curtlon L. Warnock	401(k) Match	0.3	0.8

5	Robert B. Callahan	Salary	14.6	36.5
	Robert B. Callahan	Auto Allowance	1.5	3.8

6	Robert L. Wilson	Salary	20.8	52.1
	Robert L. Wilson	Auto Allowance	1.5	3.8
	Robert L. Wilson	401(k) Match	0.2	0.4

7	Michael Bertoldi	Salary	18.8	46.9
	Michael Bertoldi	Auto Allowance	1.5	3.8
	Michael Bertoldi	401(k) Match	0.3	0.8

8	Johnny Menninga	Salary	18.8	46.9
	Johnny Menninga	Auto Allowance	1.5	3.8
	Johnny Menninga	401(k) Match	0.4	1.1

9	Glenn Schaefer	Salary	20.8	52.1
	Glenn Schaefer	Auto Allowance	1.5	3.8
	Glenn Schaefer	401(k) Match	0.3	0.8

10	Robert Lewey	Salary	14.2	35.4
	Robert Lewey	401(k) Match	0.2	0.5

11	Jefford Dixon	Salary	13.3	33.3
	Jefford Dixon	401(k) Match	0.2	0.4

12	Gregory Upham	Salary	14.2	35.4

13	Philip deLoache	Salary	13.8	34.4

	TOTAL PAYMENTS TO INSIDERS		$253.3	$633.2

1.	Total	Salary	$236.7	$591.7
2.	Total	Auto Allowance	$13.5	$33.8
3.	Total	Executive Disability	$0.5	$1.2
4.	Total	401(k) Match	$2.6	$6.6
5.

6.	TOTAL PAYMENTS TO INSIDERS		$253.3	$633.2

1	Defined as Officer and Directors of Integrated Electrical Services, Inc.

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.

CASE NUMBER: 06-30602-BJH-11 Chapter 11

Monthly Operating Report- Accrual Basis- Report 6 - Payments to Professionals ($000’s)	Month: April 2006

PROFESSIONALS

	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID **	TOTAL PAID TO DATE **	TOTAL INCURRED & UNPAID *
1.	Vinson & Elkins	3/13/2006	80% of billed	$616.0	$923.0	$870.0
2.	Price Waterhouse Coopers	3/24/2006	$545.0	$63.0	$63.0	$0.0
3.	Glass	3/13/2006	No preset limit	$80.0	$258.0	$320.0
4.	Gordian	3/13/2006	80% of billed	$367.0	$467.0	$0.0
5.	Financial Balloting Group	3/13/2006	No preset limit	$75.0	$90.0	$0.0
7.	Weil Gotshal	3/13/2006	80% of billed	$0.0	$0.0	$1,325.0
8.	Jenner & Block	3/13/2006	80% of billed	$0.0	$0.0	$825.0
9.	Guiliani Capital	3/13/2006	80% of billed	$0.0	$0.0	$1,112.0

	TOTAL PAYMENTS TO PROFESSIONALS		$545.0	$1,201.0	$1,801.0	$4,452.0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
**	NO PAYMENTS MADE BETWEEN FEBRUARY 14-28, COURT APPROVAL AHTHIRIZING PAYMENT NOT RECEIVED UNTIL 03/13/06. THE ONLY EXCEPTION WAS FOR FINANCIAL BALLOTING GROUP IN WHICH LEGAL ADVISED & APPROVED PAYMENT.

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Monthly Operating Report
LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.	ACCRUAL BASIS-7
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CASE NUMBER: 06-30602-BJH-11 Chapter 11

MONTH: April 2006

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X

2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X

3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X

4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X

5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X

6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X

7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X

8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X

9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X

10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X

11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X

12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2. All disbursements are made from accounts which are part of the court approved cash management system.

4. The Company filed a motion with the bankruptcy court seeking authority to pay all undisputed pre-petition trade vendor claims in the ordinary course of business (the “Trade Vendor Motion”). The court approved this motion on February 15, 2006. Any payme

5. While there is no funded debt outstanding as of April 30, 2006, the court has approved financing agreements with Bank of America, Chubb, Suretec and IBCS.

11. The company entered a motion with the court on February 14, 2006 seeking authority to pay pre-petition taxes in the ordinary course of business. The court approved this motion on February 15, 2006.

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X

2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X

3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Attached Schedule

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Monthly Operating Report
LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC.,ET AL.	ACCRUAL BASIS-7
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CASE NUMBER: 06-30602-BJH-11 Chapter 11	MONTH: April 30, 2006

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED		PAYMENT AMOUNT & FREQUENCY ($000’s)
Workers Compensation-Deductible (All States except Monopolistic States and OR, AZ, NJ & CA)	American Casualty Co - E.L. Limit $1MM	11/01/05	11/01/06	$115.84	MONTHLY
Workers Compensation-Deductible (All States except Monopolistic States and OR, AZ, NJ & CA)	American Casualty Co - Surcharges/Fees	11/01/05	11/01/06	$1.38	MONTHLY
Workers Compensation-Deductible (All States except Monopolistic States and OR, AZ, NJ & CA)	American Casualty Co - Terrorism	11/01/05	11/01/06	$5.77	MONTHLY
Workers Compensation-CA	American Casualty Co - E.L. Limit $1MM	11/01/05	11/01/06	$4.59	MONTHLY
Workers Compensation-CA	American Casualty Co - Surcharges/Fees	11/01/05	11/01/06	$0.38	MONTHLY
Workers Compensation-CA	American Casualty Co - Terrorism	11/01/05	11/01/06	$0.23	MONTHLY
Workers Compensation-Retro OR, AZ, NJ	Transportation Ins Co - E.L. Limit $1MM	11/01/05	11/01/06	$5.12	MONTHLY
Workers Compensation-Retro OR, AZ, NJ	Transportation Ins Co - Surcharges/Fees	11/01/05	11/01/06	$0.17	MONTHLY
Workers Compensation-Retro OR, AZ, NJ	Transportation Ins Co - Terrorism	11/01/05	11/01/06	$0.35	MONTHLY
Stop Gap Liability	Transportation Ins Co	11/01/05	11/01/06	$0.01	MONTHLY
Business Auto	Continental Casualty - $1MM CSL	11/01/05	11/01/06	$56.42	MONTHLY
Business Auto	Continental Casualty - Terrorism	11/01/05	11/01/06	$0.06	MONTHLY
General Liability	Interstate Fire & Casualty - $1MM / $2MM / $10MM	11/01/05	11/01/06	$94.00	MONTHLY
General Liability	Interstate Fire & Casualty - Terrorism	11/01/05	11/01/06	$3.76	MONTHLY
General Liability	Interstate Fire & Casualty - State Tax & Stamping Fee	11/01/05	11/01/06	$4.84	MONTHLY
Umbrella Liability	RSUI Indemnity Co - Primary $25MM	11/01/05	11/01/06	$97.25	MONTHLY
Umbrella Liability	RSUI Indemnity Co - Terrorism	11/01/05	11/01/06	$2.08	MONTHLY
Umbrella Liability	American Guarantee - Next $25MM	11/01/05	11/01/06	$22.92	MONTHLY
Umbrella Liability	American Guarantee - Terrorism	11/01/05	11/01/06	$0.23	MONTHLY
Umbrella Liability	Westchester Fire	11/01/05	11/01/06	$10.00	MONTHLY
Umbrella Liability	Great American - Next $25MM	11/01/05	11/01/06	$8.33	MONTHLY
Umbrella Liability	Great American - Terrorism	11/01/05	11/01/06	$0.08	MONTHLY
Employment Practices Liability (EPL)	National Union Fire	11/01/05	11/01/06	$15.22	MONTHLY
Crime	Federal Insurance Co	11/01/05	11/01/06	$9.17	MONTHLY
Fiduciary	St. Paul Mercury	11/01/05	11/01/06	$1.29	MONTHLY
Inland Marine Package	National Fire Ins Hartford	11/01/05	11/01/06	$23.37	MONTHLY
Loss Control Services	Bowen, Miclette & Britt	11/01/05	11/01/06	$12.25	MONTHLY
Agency Fee	Bowen, Miclette & Britt	11/01/05	11/01/06	$41.35	MONTHLY
Property	Travelers Property & Cas	12/15/05	12/15/06	$18.00	MONTHLY
Boiler & Machinery	Continental Casualty	12/15/05	12/15/06	$0.06	MONTHLY
Directors & Officers Liability	XL Specialty Ins Co	12/15/05	03/01/07	$57.26	MONTHLY
Directors & Officers Liability	American Cas of Reading	12/15/05	03/01/07	$22.67	MONTHLY
Directors & Officers Liability	Platte River Ins Co	12/15/05	03/01/07	$14.41	MONTHLY
Directors & Officers Liability	RSUI Indemnity	12/15/05	03/01/07	$12.58	MONTHLY
Directors & Officers Liability	St. Paul Mercury Ins Co	12/15/05	03/01/07	$6.44	MONTHLY
Aviation—Primary	U. S. Specialty	01/29/06	01/29/07	$0.25	MONTHLY
Kidnap & Ransom/Extortion	National Union Fire	04/21/03	04/21/06	$1.20	MONTHLY
Foreign Package	Ins Co of the State of PA	06/17/05	06/17/06	$0.50	MONTHLY

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